U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[   ]  Preliminary Information Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

[X ]  Definitive Information Statement

Energy Producers, Inc.

(Name of the Company as Specified in its Charter)

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___________________________________________________________________

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Notes:

INFORMATION STATEMENT

ENERGY PRODUCERS, INC.

7944 E. Beck Lane Suite 140

Scottsdale, Arizona 85260-1774

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of Energy Producers, Inc., a Nevada corporation ("Company"), to the holders of record at the close of business on April 27, 2004 ("Record Date") that were not solicited by the Company, of the Company's outstanding common stock, par value $0.001 per share ("Common Stock") pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

You are cordially invited to attend the annual meeting of stockholders, to be held May 31, 2004 at 7:00 p.m. at the Company’s offices located at 7944 E. Beck Lane, Suite 140, Scottsdale Arizona, 85260-1774. It is not necessary for you to attend the meeting, nor are you requested to send a proxy. The principal shareholders of the Company’s common stock, Gregg Fryett, Peter Fryett, Larry W. Trapp, Larry W. Trapp & Jackie C. Trapp JT Ten, Michael Trapp, Mel Herzog & Charlotte Herzog TTEE UA DTD Jan 31 94 Herzog Revocable Living Trust Grantors, Dennis R. Alexander, David J. Kronenberg, DJ & SM Kronenberg Family LLLP, Royal Crest, LLC, Kevin Knighton, Marlene Richardson, Melvena Alexander, Thomas J. Richards, Scott Gardner, MS 2005, Inc., MS 2003, Inc., Charles Alliban, Joe Vasquez, own or control approximately 60.34% of the issued and outstanding shares, and the only business of the meeting will be:

(1) To elect four members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Shareholders in 2004 or until their successors are duly elected and qualified;

(2) To ratify the appointment of Donahue Associates, L.L.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 2004;

(3) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Company's major stockholders, Gregg Fryett, Peter Fryett, Larry W. Trapp, Larry W. Trapp & Jackie C. Trapp JT Ten, Michael Trapp, Mel Herzog & Charlotte Herzog TTEE UA DTD Jan 31 94 Herzog Revocable Living Trust Grantors, Dennis R. Alexander, David J. Kronenberg, DJ & SM Kronenberg Family LLLP, Royal Crest, LLC, Kevin Knighton, Marlene Richardson, Melvena Alexander, Thomas J. Richards, Scott Gardner, MS 2005, Inc. MS 2003, Inc., Charles Alliban, Joe Vasquez, the beneficial owners of approximately 60.34% of the issued and outstanding shares of the Company's $.001 par value common stock (the "Common Stock") has voted for management's nominees for election as Directors and the ratification of the appointment of Donahue Associates, L.L.C., as the Company's independent certified public accountants for the fiscal year ending December 31, 2004. The Company has received the executed Written Consent from a majority of stockholders, effective on April 27, 2004. A complete summary of each of these matters is set forth herein.

Stockholders of record at the close of business on April 27, 2004 are being furnished copies of this Information Statement. This Information Statement is being mailed to the stockholders of the Company, commencing on or about June 11, 2004.

Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Exchange Act, of these corporate actions.

This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is preliminarily filed with the Securities and Exchange Commission and a definitive Information Statement mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.

NO DISSENTERS' RIGHTS

Pursuant to the Nevada Revised Statues, NRS 92A.300 to 92A.500 inclusive, NONE of the corporate actions described in this Information Statement will afford to stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

CONSENTING SHAREHOLDERS

As of April 27, 2004, the Company had

41,226,688 issued and outstanding shares of Common Stock, each of which is entitled to one vote on any matter brought to a vote of the Company's stockholders. By written consent in lieu of a meeting, dated April 27, 2004, the Board of Directors and a majority of stockholders:

(1) Elected four members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Shareholders in May 2005 or until their successors are duly elected and qualified;

(2) Ratified the appointment of Donahue Associates, L.L.C., as the Company's independent certified public accountants for the fiscal year ending December 31, 2004.

On April 27, 2004, the following Consenting Shareholders, who collectively owned approximately 60.34% of our common stock, consented in writing to the proposed Actions:

Name

Shares

Percentage

Gregg Fryett

7,695,000

18.67%

Peter Fryett

2,480,000

6.02%

Charles Alliban

200,000

.48%

Mel Herzog & Charlotte

  Herzog TTEE UA DTD

  Jan 31 94 Herzog Revocable

  Living Trust Grantors

1,102,500

2.26%

DJ & SM Kronenberg

Family LLLP

1,037,500

2.52%

David J. Kronenberg

30,000

.07%

Royal Crest LLC

370,000

.90%

Melvena Alexander

265,000

.64%

Dennis R. Alexander

4,912,500

11.90%

Name

Shares

Percentage

J. Scott Gardner

196,000

.47%

Larry W. Trapp

325,000

.79%

Larry W. Trapp &

  Jackie C. Trapp JT Ten

1,187,500

2.88%

Michael Trapp

650,000

1.58%

Kevin Knighton

300,000

.73%

Tomas J. Richards

480,000

1.16%

Marlene Richardson

400,000

.97%

Warren Soloski

1,500,000

3.64%

Joe Vasquez

500,000

1.21%

MS 2003 Holdings, Inc.

850,000

2.06%

MS 2005 Holdings, Inc.

575,000

1.39%

   Total

25,056,000

60.34%

We are not seeking written consent from any of our shareholders and our other shareholders will not be given an opportunity to vote with respect to the transactions. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

- Advising shareholders of the action taken by written consent by Nevada Law; and

- Giving  shareholders  advance notice of the actions taken, as required by the Exchange Act

Shareholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have no right under Nevada law to dissent or require a vote of all our shareholders.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 27, 2004, the number of shares of Common Stock which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director, (iii) each executive officer and (iv) all directors and executive officers as a group. As of April 27, 2004, there were a total of 41,226,668 shares issued and outstanding.

The following table sets forth the security ownership of executive officers, directors and certain beneficial owners of more than five percent (5%) of issuer's voting securities as of April 27, 2004. Unless otherwise stated by footnote, the Company believes the shares indicated were held directly.

Title of

Name and Address

Beneficial

 *Eligible

*Percent

Class

Beneficial Owner

Ownership

to Vote

of Class

Common

Gregg Fryett

7,695,000 (1)

7,695,000

18.67%

50 Reddenhill Road

Torquay Devon

United Kingdom

X0

TQ1 3RR

Common

Dennis R Alexander

5,512,500 (2)

4,912,500

11.90%

5423 E. Piping Rock Road

Scottsdale, Arizona 85254

Title of

Name and Address

Beneficial

 *Eligible

*Percent

Class

Beneficial Owner

Ownership

to Vote

of Class

Common

Charles Alliban

   200,000

200,000

  0.48%

The White House

Luscombe Rd

Paignton, Devon

United Kingdom

X0

TQ33XW

Common

Melvena Alexander

765,000 (6)

  265,000

0.64%

6564 Smoke Tree Lane

Scottsdale, Arizona 85253

Common

Peter Fryett

2,480,000 (7)

2,480,000

6.02%

153 Ductly Dr

Paignton, Devon

United Kingdom

X0

TQ31EW

Common

All Officers

and Directors

as a Group

16,647,500

15,547,500

37.71%

* Percent of Class is calculated on shares that are Eligible to Vote.

(1) Includes 5,695,000 shares owned directly by Mr. Gregg Fryett and 2,000,000 shares owned by Mrs. Rachel Fryett his wife. Gregg Fryett is the son of Peter Fryett.

(2) Includes 4,412,500 shares owned directly by Mr. Alexander, and 300,000 in the name of his wife, Deborah L. Alexander.  There are 50,000 shares in the name of Ashton Alexander and 50,000 shares in the name of Sarah Alexander, his two minor children,  and he has voting  power over 50,000 in the name of Aaron  Alexander, and 50,000 in the name of Julie Alexander-Schumacher, his wife's adult children. Not reflected are 25,000  shares gifted to Melvena  Alexander  (5),  Secretary, and 62,500 shares to Thomas J. Richards, advisor (5). Dennis Alexander is the son of Melvena Alexander.

Note: The Beneficial Ownership column in the table above for Mr. Alexander includes 600,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Mr. Alexander.

(3) Includes 165,000 shares owned directly by Mrs. Melvena Alexander, and 100,000 shares as the total of all gifts  aggregated,  as  received by her from Mel Herzog (3), Dennis  Alexander (6), David  Kronenberg (4), and Larry Trapp (2). Not reflected in the table are 10,000 shares gifted to Bud Hirk from her original shares.

Note: The Beneficial Ownership column in the table above for Mrs. Alexander includes 500,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Mrs. Alexander.

(4) Includes 1,380,000 shares owned directly by Mr. Peter Fryett, and 1,100,000 in the name of his wife, Marion Fryett.

ELECTION OF DIRECTORS

The following table sets forth certain information with respect to persons elected to the Board of Directors of the Company by the Written Consent:

POSITION

NAME

AGE

WITH COMPANY

Gregg Fryett,

36

Chairman and CEO of the Company, and CEO of

  International Yacht Sales Group, Ltd. (“IYSG”)

Dennis R. Alexander,

50

President and Director of the Company, and Director of IYSG

Charles Alliban,

52

Director and CFO of the Company, CFO of IYSG

Peter Fryett,

64

Director of the Company, Director of IYSG

BUSINESS EXPERIENCE OF CURRENT DIRECTORS AND OFFICERS

As of January 27, 2004

Gregg Fryett, Director and Executive Vice President of the Company, and CEO of our International Yacht Sales Group, Ltd. subsidiary operations. Mr. Fryett is the newly appointed Chairman and CEO of the Company beginning January 27, 2004 having been appointed initially as VP and Director of the Company effective the 17th December 2003. From April 3rd, 2003 through appointment to EGPI, he served as President of International Group Holdings Inc, a Utah OTC corporation. Prior to this, he was Director of the marine sales operations based in the UK. Mr. Fryett will be working full time devoting 40-80 hours per week overseeing the marine division.

Dennis R.  Alexander  has served the Company as President  and Director from May 18, 1999 to the present. In September 1998 he was a founder, and from January 19,  1999  through its  acquisition  with the Company  served as  President  and Director of Energy  Producers  Group, Inc. From April 1997 through March 1998, serving as CEO,  Director, Consultant  of Miner  Communications,  Inc., a media communications company. From April 26, 1997 through March, 1998 he was a director of Rockline, Inc., a private mining, resource company, and a founder of World Wide Bio Med, Inc., a private  health-bio  care,  start up company.  Since March 1996 to the present he has owned Global Media Network USA, Inc., which has included management consulting, advisory services. Mr. Alexander devotes approximately 60 to 80 hours per week minimum, and more as required, to the business of the Company.

Charles Alliban, Director of the Company, and Director and CFO of our International Yacht Sales Group, Ltd. subsidiary operations newly appointed on December 17, 2003 until January 26, 2004. On January 27, 2004 Mr. Alliban was appointed Chief Financial Officer and Director of the Company. From April 3rd, 2003 until appointment with the Company, Mr. Alliban was the CFO and Director for International Group Holdings Inc., a Utah publicly traded corporation. He has been a practicing accountant in the UK for the past 22 years. He will be working full time with the marine division maintaining accounting controls and systems. He will be working a minimum of 40 hours per week for the company.

Peter Fryett, Director of the Company, and Director of International Yacht Sales Group, Ltd. subsidiary operations. Peter Fryett is a newly appointed director of the Registrant effective 17th December 2003. He has been operating his marine contracting business in the South West of the UK for the last 19 years. He will be on the board in an advisory role and will make available time only as required.

COMMITTEES OF THE BOARD OF DIRECTORS

During fiscal 2003 the Company formed an Audit Committee, the Compensation and Stock Option Committee, and a Nominating Committee. The Company’s plans are to nominate and appoint one additional outside director to the Company’s Audit Committee during Fiscal Year 2004.

The responsibilities of the Audit Committee include: (1) the recommendation of the selection and retention of the Company's independent public accountants; (2) the review of the independence of such accountants; (3) to review and approve any material accounting policy changes affecting the Company's operating results; (4) the review of the Company's internal control system; (5) the review of the Company's annual financial report to stockholders; and (6) the review of applicable interested party transactions. No member of the Audit Committee is an officer of the Company. The Compensation and Stock Option Committee reviews and recommends compensation and benefits for the executives of the Company, consultants, and administers and interprets the Company Stock Option Plan and the Directors Stock Option Plan and are authorized to grant options pursuant to the terms of these plans. The Nominating Committee seeks out qualified persons to act as members the Company's Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding common stock, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the Commission to furnish the Company with copies of all such reports they file. The Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representation, all of the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been satisfied.

The affirmative vote of a majority of the stockholders has elected Gregg Fryett, Dennis R. Alexander, Charles Alliban, and Peter Fryett to hold office until the Company's Annual Meeting of Stockholders in 2005 or until their successors are duly elected and qualified.

RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has appointed Donahue Associates, L.L.C., as the Company's independent certified public accountants for the fiscal year ending December 31, 2004. Henry C. Schiffer, CPA, An Accountancy Corporation, was the independent public auditor of the Company for the fiscal year ended December 31, 2002 (see footnote (1)). The affirmative vote of a majority of the stockholders has ratified the appointment of Donahue Associates, L.L.C., An Accountancy Corporation, as the Company's independent public auditor.

Footnote (1)

The Board of Directors appointed Henry C. Schiffer, CPA, An Accountancy Corporation, as the Company's independent certified public accountants for the fiscal year ending December 31, 2003. Henry C. Schiffer, CPA, An Accountancy Corporation, was the independent public auditor of the Company for the fiscal year ended December 31, 2002. The affirmative vote of a majority of the stockholders previously ratified the appointment of Henry C. Schiffer, CPA, An Accountancy Corporation, as the Company's independent public auditor.

(a.)  Our auditing firm, Henry Schiffer, C.P.A., an Accountancy Corporation ("Schiffer"), during the process of auditing the Company’s fiscal year ended December 31, 2003 had failed to notify the Registrant that Public Company Accounting Oversight Board ("PCAOB") had notified them that the Securities and Exchange Commission would no longer accept their statements.

We received notice of this on March 19, 2004, whereon Schiffer informed the Registrant of the PCAOB notice and thereafter resigned.

Our decision to take action to change accountants was approved by the Board telephonically on March 20, and 21, 2004.

During our two most recent fiscal years, and any subsequent interim period preceding the resignation on March 19, 2004, there were no disagreements with the former accountant, Schiffer, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Schiffer, would have caused him to make reference to the subject matter of the disagreement(s) in connection with his reports.

Schiffer did not advise us that internal controls necessary to develop reliable financial statements did not exist; no information had come to Schiffer's attention which would make him unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management. Schiffer did not advise the registrant that the scope of the audit should be expanded significantly, or that information had come to his attention that would materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, dated April 14, 2003 (including information that might preclude the issuance of an unqualified audit report).

(b.) We retained the services of Donahue Associates, L.L.C., Monmouth Beach, New Jersey ("Donahue") on March 26, 2004, as our principal accountant.

We did not contact the new accountant prior to its engaging the new accountant regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

We did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

Due to the actions of our previous auditor we were delayed in the filing of our Form 10-KSB for the year ended December 31, 2003, due on or before March 30, 2004, and other filings, all of which have been recently filed.

MATERIAL INCORPORATED BY REFERENCE

The Company's Annual Report on Form 10-KSB as amended for the year ended December 31, 2003 and the Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended March 31, 2004 and September 30, 2003, June 30, 2003 and March 31, 2003 as amended, respectively, are incorporated herein by reference.

The Company's Annual Report on Form 10-KSB as amended for the year ended December 31, 2002 and the Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September 30, 2002, June 30, 2002, and March 31, 2002 as amended, respectively, are incorporated herein by reference.

The audited balance sheets of the Company and the related statements of operations and cash flows and as of December 31, 2003, 2002, 2001, 2000, and 1999 statement of stockholders equity or deficit from October 4, 1995 (date of inception) to December 31, 2003, are incorporated herein by reference to the Company's Registration Statement and Annual Reports on Form 10-SB and Form 10-KSB respectively for the fiscal years ended December 31, 2003, 2002, 2001, 2000 (Form 10-SB) as amended, and for the fiscal years ended December 31, 2003, 2002, 2001, and 2000 (Form 10-KSB) as amended.

The Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September 30, 2001, June 30, 2001, and March 31, 2001 as amended, respectively, are incorporated herein by reference.

The Company files annual, quarterly and special reports, proxy statements, and other information with the Securities and Exchange Commission as is required by the Securities Exchange Act of 1934. Shareholders may read and copy any reports, statements or other information we have filed at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Rooms. In addition, copies may be obtained (at prescribed rates) at the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional offices at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 75 Park Place, Room 1228, New York, New York 10007. The Company filings are also available on the Internet on the SEC's website at www.sec.gov, and from commercial document retrieval services, such as Primark, whose telephone number is 1-800-777-3272. The Company shall provide, at no cost to the shareholder, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

Additional Information

If you have any questions about the actions described above, you may contact Melvena Alexander, Secretary, at 7944 E. Beck Lane, Suite 140, Scottsdale, Arizona 85260-1774, Telephone 480-778-0488 or 480-948-6581.

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Company has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

                   /s/ Gregg Fryett

                   Gregg Fryett, Chief Executive Officer

June 9, 2004